UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 14, 2012

MVP REIT, INC.
 (Exact name of registrant as specified in its charter)

Maryland	333-180741	45-4963335
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8880 WEST SUNSET ROAD, SUITE 240
LAS VEGAS, NEVADA 89148
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code: (702) 534 - 5577
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On December 18, 2012, MVP REIT, Inc. (the “Company” or “MVP REIT”) filed a Current Report on Form 8-K (the “Original 8-K”) to report the completion of the acquisition of Cedar Park on December 14, 2012. This amendment is being filed for the sole purpose of filing the financial statements and pro forma financial information required by Item 9.01 of Form 8-K, and should be read in conjunction with the Original 8-K. After reasonable inquiry, the Company is not aware of any other material factors relating to the property that would cause the reported financial information not to be necessarily indicative of future operating results.

Item 2.01. Completion of Acquisition or Disposition of Assets.

This Form 8-K/A amends the Current Report on Form 8-K filed by MVP REIT, Inc. (the “Company” or “MVP REIT”) on December 19, 2012 to provide financial information required by Item 9.01 of Form 8-K. As discussed in the Form 8-K filed on December 19, 2012, MVP REIT, Inc., a publicly registered, non-traded hybrid real estate investment trust, announced today the acquisition of a 376-unit, 52,000-square-foot self-storage facility in the Austin suburb of Cedar Park, Texas. Built in 2006, the storage facility is comprised of 12 buildings on 4 acres with occupancy in excess of 90 percent. The $3.3 million all-cash acquisition closed on December 14, 2012.

Pursuant to Item 9.01 of Form 8-K and Rule 3-05 of Regulation S-X, MVP REIT is required to provide in this Form 8-K/A audited financial information for a-A-A-A Storage Water Tower, LLC (“A-A-A Storage”) for the year ended December 31, 2011, unaudited financial information for A-A-A Storage for the nine months ended September 30, 2012 and certain pro forma financial information regarding MVP REIT. MVP REIT is unable to file the audited financial information required by Item 9.01 at this time and is excluding the required audited information in reliance on Rule 409 promulgated under the Securities Act of 1933 and Rule 12b-21 promulgated under the Securities Exchange Act of 1934.  MVP REIT has obtained from the former owners of A-A-A Storage limited financial information and has included such information in Item 9.01. The information required to compile audited financial statements rests peculiarly within the knowledge of the former owner who is an unaffiliated third party.  Such information is not known or reasonably available to MVP REIT at this time.  MVP REIT has made multiple requests to the former owner to obtain the necessary information. While the former owner has provided limited information to the Company in response to such requests, the former owner has advised MVP REIT that other necessary information is not readily available to it.  MVP REIT will continue to work diligently to obtain such information from previous owner and other parties. MVP REIT has no contractual privity or other business relationship with such other parties. MVP REIT intends to continue its efforts to obtain the missing information as soon as possible from the former owner and other parties. As soon as is practicable after receipt of the necessary information, the Company will file the audited financial information required by Item 9.01. The financial information for A-A-A Storage and pro forma statement provided in this Form 8-K/A is unaudited.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired
A-A-A Storage unaudited statement of revenues and certain operating expenses for the period from June 2011 (previous owner’s acquisition date) through December 31, 2011
A-A-A Storage unaudited statement of revenues and certain operating expenses for the nine months ended September 30, 2012

Notes to the Statements of Revenues and Certain Operating Expenses for the nine  months ended September 30, 2012 (unaudited) and for the period from June 2011 (previous owner’s acquisition date) through December 31, 2011

(b) Unaudited Pro Forma Financial Information

The Company is filing with this report as Exhibit 99.2 unaudited pro forma condensed consolidated statements of operations for the period from April 3, 2012 (inception) through September 30, 2012 with accompanying notes to unaudited pro forma statements of operations.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements
Exhibit No	Descriptions
99.1	Press Release dated December 19, 2012
99.2	A-A-A Storage’s unaudited financial statements for the period from June 2011 (previous owner’s acquisition date) through December 31, 2011 and for the nine months ended September 30, 2012
99.3
Pro forma condensed consolidated financial statements for the period from April 3, 2012 (inception) through September 30, 2012 with accompanying notes to unaudited pro forma condensed consolidated financial statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   February 22, 2013

MVP REIT, INC.

By: __/S/ Michael Shustek____
        Michael Shustek
        Chief Executive Officer and Director

Exhibit 99.2

A-A-A Storage Water Tower, LLC

Statement of Revenue and Certain Operating Expenses for the period from June 2011 (previous owner’s acquisition date) through December 31, 2011

(unaudited)

Revenue:
Rental income	$242,841
Total revenue	242,841
Certain Operating Expenses
Advertising	1,908
Bank fees	2,305
Property management	17,946
Insurance	5,649
Property tax	34,183
Supplies / repairs	7,666
Utilities	7,462
Total certain operating expenses	77,119
Excess of revenue over certain operating expenses	$165,722

A-A-A Storage Water Tower, LLC

Statement of Revenue and Certain Operating Expenses for the nine months ended September 30, 2012

(unaudited)

Revenue:
Rental income	$322,262
Total revenue	322,262
Certain Operating Expenses
Advertising	6,313
Bank fees	4,927
Property management	28,981
Property tax	43,949
Supplies / repairs	9,235
Utilities	9,153
Total certain operating expenses	102,558
Excess of revenue over certain operating expenses	$219,704

A-A-A Storage Water Tower, LLC

Notes to the Statements of Revenue and Certain Operating Expenses for the period from June 2011 (previous owner’s acquisition date) through December 31, 2011 and the nine months ended September 30, 2012
(unaudited)

1.           BUSINESS

On December 14, 2012, we acquired a 376-unit, 52,000-square-foot self-storage facility in the Austin suburb of Cedar Park, Texas (the “Property”) for $3.3 million. The Property is a storage facility comprised of 12 buildings, built during 2006, on 4 acres.  The Property was 80% occupied as of the date of purchase.

2.           BASIS OF PRESENTATION

The Statements of Revenue and Certain Operating Expenses (the “Historical Summary”) has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X, promulgated by the Securities and Exchange Commission, and is not intended to be a complete presentation of the Property's revenue and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management to make estimates and assumptions that affect the reported amounts of the revenue and expenses during the reporting period. Actual results may differ from those estimates. The unaudited Historical Summary for the nine months ended September 30, 2012 has been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) for interim financial information. Accordingly, it does not include all of the information and footnotes required by GAAP for complete financial statements.

3.           REVENUE

The Property leases self-storage space under month-to-month lease agreements with its tenants. All leases are accounted for as noncancelable operating leases. Rental income is recognized in accordance with the terms of the leases.

4.           CERTAIN OPERATING EXPENSES

Certain operating expenses include only those expenses expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Expenses such as depreciation and amortization are excluded from the accompanying Historical Summary.

5.           SUBSEQUENT EVENTS

Subsequent to December 31, 2011 and through February 22, 2013, management did not identify any subsequent events requiring additional disclosure.

Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

On December 14, 2012, MVP REIT, Inc. (“the Company”) acquired the A-A-A Storage Water Tower, LLC (“A-A-A Storage”) (the “Property”) . The following unaudited pro forma condensed consolidated statement of operations has been prepared to give effect to the completed acquisition, which was accounted for as a purchase.

The unaudited pro forma condensed consolidated statement of operations for the period from April 3, 2012 (inception) through September 30, 2012 is presented herein. The unaudited pro forma condensed consolidated statement of operations was prepared using the historical statements of operations of the Company for the period from April 3, 2012 (inception) through September 30, 2012 combined with the statement of operations for the period from April 1, 2012 through September 30, 2012 for A-A-A Storage.

The unaudited pro forma condensed consolidated financial statements presented herein are based on the assumptions and adjustments described in the accompanying notes. The unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes and do not purport to represent what the financial position or results of operations actually would have been if the events described above occurred as of the dates indicated or what such financial position or results would be for any future periods. The unaudited pro forma condensed consolidated financial statements, and the accompanying notes, are based upon the historical financial statements of the Company and should be read in conjunction with the historical financial statements and related notes of the Company’s “Management’s Discussion and Analysis of Financial Condition and Results of Operation” contained in the Company’s Quarterly Report on Form 10-Q for the period from April 3, 2012 (inception) through September 30, 2012.

MVP REIT, Inc.
(Formerly known as MVP Monthly Income Realty Trust, Inc.)
(A Maryland Corporation in the Development Stage)

Pro Forma Condensed Consolidated Statement of Operations for the
period from April 3, 2012 (inception) through September 30, 2012

(unaudited)

	MVP REIT	Pro Forma Adjustments	Pro Forma
	(A)	(B)
Revenue:
Rental income	$--	$221,494	$221,494
Total revenue	--	221,494	221,494
Expenses
Advertising	24,000	4,282	28,282
Acquisition expense	2,000	--	2,000
Bank fees	--	3,877	3,877
Consultation fees	103,000	--	103,000
Depreciation expense (C)	3,000	31,536	34,536
Director fee	70,000	--	70,000
General and administrative	155,000	--	155,000
Payroll	--	28,296	28,296
Property management	--	11,075	11,075
Organizational expense	4,000	--	4,000
Property insurance	--	3,360	3,360
Property tax	--	29,299	29,299
Supplies / repairs	--	5,929	5,929
Utilities	--	6,204	6,204
Total expenses	361,000	123,858	484,858
Net income (loss)	$(361,000)	$97,636	$(263,364)

Basic and diluted loss per weighted average common share	$(0.77)	$0.21	$(0.56)
Pro forma common shares outstanding, basic and diluted	468,370	468,370	468,370

MVP REIT, Inc.
(Formerly known as MVP Monthly Income Realty Trust, Inc.)
(A Maryland Corporation in the Development Stage)

Notes to the Pro Forma Condensed Consolidated Statement of Operations for the
period from April 3, 2012 (inception) through September 30, 2012

(unaudited)

A.
Reflects the historical condensed statements of operations of the Company’s for the period from April 3, 2012 (inception) through September 30, 2012. Please refer to the Company’s historical financial statements and notes thereto included in the Company’s Quarterly Report on Form 10-Q for the period from April 3, 2012 (inception) through September 30, 2012.

B.	Figures reflect the historical operations of the Property for the period from April 1, 2012 through September 30, 2012, unless otherwise noted.
C.
The figure for the Property represents the depreciation of the buildings (over 39 years) based on the purchase price allocation in accordance with U.S. generally accepted accounting principles, assuming acquisition of the Property took place on April 3, 2012 (inception).